                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



        Date of Report (Date of Earliest Event Reported):  JULY 16, 1997
                                                           -------------


                     ILLINOIS SUPERCONDUCTOR CORPORATION
          ----------------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)




       DELAWARE                      0-22302                     36-3688459
 ----------------------            -----------               -----------------
 (State or Other Jurisdiction      (Commission                  (IRS Employer
     of incorporation)             File Number)              Identification No.



        451 KINGSTON COURT, MOUNT PROSPECT, ILLINOIS     60056
        ----------------------------------------------------------------
        (Address of Principal Executive Offices)         (Zip Code)



      Registrant's telephone number, including area code:  (847) 391-9400
                                                           --------------

ITEM 5. OTHER EVENTS.

On July 16, 1997, the Registrant issued the press release attached as Exhibit
99.1 announcing the resignation of Michael J. Friduss from the Registrant's Board of Directors. The information contained in this press release is incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

          99.1    Press Release of Registrant dated July 16, 1997

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              Illinois Superconductor Corporation


Dated:  July 16, 1997         By:  /S/ EDWARD W. LAVES, PH.D.
                                   -------------------------------------
                                   Edward W. Laves, Ph.D.
                                   President and Chief Executive Officer

                                 Exhibit Index


   Exhibit #                               Item
---------------                     -------------------
     99.1                              Press Release

